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                                                               FILE NOS: 2-79359
                                                                        811-3568

                                  SCHEDULE 14A
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              MANAGED ASSETS TRUST
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                (Name of Registrant as Specified in Its Charter)

                                 NOT APPLICABLE
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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         pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
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                       LETTERHEAD OF COOPERS & LYBRAND



March 20, 1997

Securities and Exchange Commission
450 Fifth Street, N.W.
Wasshington, D.C. 20549

Gentlemen:

We were informed on February 28, 1997, that the Board of Trustees of Managed Assets Trust (Commission File Number 2-79359) (the "Trust") voted to replace Coopers & Lybrand L.L.P. as auditors of the Trust effective January 31, 1997. We have read the Statements made by the Board of Trustees of the Trust as part of the definitive Proxy Statement dated March 12, 1997, which we understand was filed with the Commission, pursuant to Regulation 229, Item 304, as part of the Trust's Proxy Book dated March 12, 1997. We agree with the statements concerning our Firm in such Proxy.

Very truly yours,

/s/ Coopers & Lybrand L.L.P
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Coopers & Lybrand L.L.P.